Last Updated 7/30/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2015 and 2014

Line		3 Months Ended June 30, 2015	3 Months Ended June 30, 2014	3 Months Incr (Decr)	6 Months Ended June 30, 2015	6 Months Ended June 30, 2014	6 Months Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)						
1	Arizona Public Service	$ 130	$ 144	$ (14)	$ 154	$ 172	$ (18)
2	El Dorado	-	-	-	-	-	-
3	Parent Company	(2)	(3)	1	(6)	(6)	-
4	Net Income	128	141	(13)	148	166	(18)
5	Less: Net Income Attributable to Noncontrolling Interests	5	9	(4)	9	18	(9)
6	Net Income Attributable to Common Shareholders	$ 123	$ 132	$ (9)	$ 139	$ 148	$ (9)
	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED						
7	Arizona Public Service	$ 1.17	$ 1.30	$ (0.13)	$ 1.39	$ 1.55	$ (0.16)
8	El Dorado	-	-	-	-	-	-
9	Parent Company	(0.03)	(0.03)	-	(0.06)	(0.05)	(0.01)
10	Net Income	1.14	1.27	(0.13)	1.33	1.50	(0.17)
11	Less: Net Income Attributable to Noncontrolling Interests	0.04	0.08	(0.04)	0.08	0.16	(0.08)
12	Net Income Attributable to Common Shareholders	$ 1.10	$ 1.19	$ (0.09)	$ 1.25	$ 1.34	$ (0.09)
13	**BOOK VALUE PER SHARE**	$ 39.63	$ 38.35	$ 1.28	$ 39.63	$ 38.35	$ 1.28
	COMMON SHARES OUTSTANDING (Thousands)						
14	Average - Diluted	111,460	111,002	458	111,426	110,925	501
15	End of Period - Basic	110,986	110,407	579	110,958	110,407	551

Page 1 of 4

Last Updated 7/30/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2015 and 2014

Line		3 Months Ended June 30, 2015	3 Months Ended June 30, 2014	3 Months Incr (Decr)	6 Months Ended June 30, 2015	6 Months Ended June 30, 2014	6 Months Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)						
	Retail						
16	Residential	$ 423	$ 428	$ (5)	$ 717	$ 710	$ 7
17	Business	413	416	(3)	749	745	4
18	Total retail	836	844	(8)	1,466	1,455	11
	Wholesale revenue on delivered electricity						
19	Traditional contracts	4	15	(11)	6	26	(20)
20	Off-system sales	34	30	4	57	78	(21)
21	Native load hedge liquidation	-	-	-	-	-	-
22	Total wholesale	38	45	(7)	63	104	(41)
23	Transmission for others	7	8	(1)	15	16	(1)
24	Other miscellaneous services	9	9	-	16	16	-
25	Total electric operating revenues	$ 890	$ 906	$ (16)	$ 1,560	$ 1,591	$ (31)
	ELECTRIC SALES (GWH)						
	Retail sales						
26	Residential	3,143	3,204	(61)	5,560	5,586	(26)
27	Business	3,721	3,797	(76)	6,981	7,027	(46)
28	Total retail	6,864	7,001	(137)	12,541	12,613	(72)
	Wholesale electricity delivered						
29	Traditional contracts	71	230	(159)	111	374	(263)
30	Off-system sales	1,361	789	572	2,371	1,892	479
31	Retail load hedge management	-	-	-	-	-	-
32	Total wholesale	1,432	1,019	413	2,482	2,266	216
33	Total electric sales	8,296	8,020	276	15,023	14,879	144

Page 2 of 4

Last Updated 7/30/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2015 and 2014

Line		3 Months Ended June 30, 2015	3 Months Ended June 30, 2014	3 Months Incr (Decr)	6 Months Ended June 30, 2015	6 Months Ended June 30, 2014	6 Months Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS						
	Retail customers						
34	Residential	1,042,275	1,029,918	12,357	1,045,615	1,032,966	12,649
35	Business	130,396	129,197	1,199	130,274	129,015	1,259
36	Total retail	1,172,671	1,159,115	13,556	1,175,889	1,161,981	13,908
37	**Wholesale customers**	49	55	(6)	47	56	(9)
38	Total customers	1,172,720	1,159,170	13,550	1,175,936	1,162,037	13,899
39	Total customer growth (% over prior year)	1.2%	1.4%	(0.2)%	1.2%	1.3%	(0.1)%
	RETAIL SALES (GWH) - WEATHER NORMALIZED						
40	Residential	3,186	3,166	20	5,822	5,831	(9)
41	Business	3,776	3,779	(3)	6,984	7,004	(20)
42	Total	6,962	6,945	17	12,806	12,835	(29)
43	Retail Sales (GWH) (% over prior year)	0.3%			(0.2)%		
	RETAIL USAGE (KWh/Average Customer)						
44	Residential	3,015	3,111	(96)	5,318	5,408	(90)
45	Business	28,538	29,393	(855)	53,586	54,462	(876)
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)						
46	Residential	3,057	3,074	(17)	5,568	5,645	(77)
47	Business	28,958	29,251	(293)	53,608	54,286	(678)
	ELECTRICITY DEMAND (MW)						
48	Native load peak demand	6,622	6,289	333	6,622	6,289	333
	WEATHER INDICATORS - RESIDENTIAL						
	Actual						
49	Cooling degree-days	484	530	(46)	484	530	(46)
50	Heating degree-days	1	6	(5)	254	245	9
51	Average humidity	24%	13%	11%	24%	13%	11%
	10-Year Averages						
52	Cooling degree-days	485	485	-	485	485	-
53	Heating degree-days	10	10	-	524	524	-
54	Average humidity	17%	17%	-	17%	17%	-

Page 3 of 4

Last Updated 7/30/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2015 and 2014

Line		3 Months Ended June 30, 2015	3 Months Ended June 30, 2014	3 Months Incr (Decr)	6 Months Ended June 30, 2015	6 Months Ended June 30, 2014	6 Months Incr (Decr)
	ENERGY SOURCES (GWH)						
	Generation production						
55	Nuclear	2,217	2,197	20	4,727	4,709	18
56	Coal	2,862	2,739	123	5,136	5,535	(399)
57	Gas, oil and other	1,454	1,402	52	2,459	2,448	11
58	Total generation production	6,533	6,338	195	12,322	12,692	(370)
	Purchased power						
59	Firm load	2,002	2,027	(25)	3,258	2,883	375
60	Marketing and trading	105	98	7	189	211	(22)
61	Total purchased power	2,107	2,125	(18)	3,447	3,094	353
62	Total energy sources	8,640	8,463	177	15,769	15,786	(17)
	POWER PLANT PERFORMANCE						
	Capacity Factors						
63	Nuclear	89%	88%	1%	95%	95%	-
64	Coal	68%	65%	3%	61%	66%	(5)%
65	Gas, oil and other	24%	19%	5%	20%	16%	4%
66	System average	45%	45%	-	41%	45%	(4)%
	ECONOMIC INDICATORS						
	Building Permits (a)						
67	Metro Phoenix	6,117	5,012	1,105	10,580	10,425	155
	Arizona Job Growth (b)						
68	Payroll job growth (% over prior year)	2.2%	1.8%	0.4%	2.4%	1.9%	0.5%
69	Unemployment rate (%, seasonally adjusted)	5.9%	6.9%	(1.0)%	6.2%	7.0%	(0.8)%

Sources:
(a) U.S. Census Bureau
(b) Arizona Department of Economic Security

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